UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2019

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Loudon Road, Suite 200, Concord NH	03301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

[ ]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2019, the registrant published a letter to stockholders in connection with the filing of the registrant’s Form 10-Q for the quarter ended March 31, 2019. A copy of the quarterly letter is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in this report on Form 8-K, including the Exhibit, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by hopTo Inc. under the Securities Act of 1933, as amended.

Item 9.01 Exhibits and Financial Statements.

Exhibit No.	Description
99.1	Letter to stockholders, dated May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of May 16, 2019.

hopTo Inc.

By:	/s/ Jonathon R. Skeels
Name:	Jonathon R. Skeels
Title:	Chief Executive Officer